Investor Presentation July 30th, 2019 NASDAQ: CATC Parent of Cambridge Trust Company Ex. 99.1

Forward Looking Statements This presentation contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements about Cambridge Bancorp (together with its bank subsidiary unless the context otherwise requires, the “Company”) and its industry involve substantial risks and uncertainties. Statements other than statements of current or historical fact, including statements regarding the Company’s future financial condition, results of operations, business plans, liquidity, cash flows, projected costs, and the impact of any laws or regulations applicable to the Company, are forward-looking statements. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “may,” “will,” “should,” and other similar expressions are intended to identify these forward-looking statements. Such statements are subject to factors that could cause actual results to differ materially from anticipated results. Such factors are described within the Company’s filings with the Securities & Exchange Commission. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. You are cautioned not to place undue reliance on these forward-looking statements.

Company Profile (as of June 30, 2019) Banking subsidiary: Cambridge Trust Company (1890) Headquarters: Harvard Square, Cambridge, MA Assets: $2.7 billion Wealth Assets $3.2 billion Loans: $2.1 billion Deposits: $2.3 billion Non-interest income: 31% of revenue NASDAQ: CATC Market Cap: $395 million

Geographic Footprint Geographic Footprint NH MA (16) Cambridge Trust Branches (16) Wealth Management Offices (4)

Local Market Economy and Client Base Full employment (3.0% MA, 2.4% NH) 1 95% of New England employment growth since pre-recession peak to October 2018 in MA and NH Supported by a diverse economy: Healthcare Education Talented workforce drives business location Innovation Life Sciences Technology Industry cluster effect, vital to business expansion and attraction Client base skews affluent due to Wealth management focus 1 Source: Bureau of Labor Statistics as of May 2019 (Preliminary)

Why Cambridge Bancorp? Continued focus on client service while investing for growth Business Model Focused private banking business model Attractive geographic markets Affluent client base Investing for future growth Culture Client-centric service culture Loyal client base Experienced, conservative leadership Commitment to our community Performance Consistently profitable Strong returns Core deposit funded Well-capitalized Credit Strong asset quality Sound underwriting acumen and risk management practices

Targeted Operating Model A premier local bank offering a broad range of integrated banking and Wealth Management capabilities Technology enabled client centric operating model Relationship management with “One Bank” team approach Client Relationship Manager Wealth Management Business Banking Services Wealth Management Financial Planning Trust Deposit Management Residential Mortgages Commercial Services

Strategic Focus Be recognized as the premier private bank in the Greater Boston & New Hampshire region Increase brand awareness Expand Wealth Management assets under management Grow and diversify Commercial Banking relationships Deepen client relationships to grow deposit base

Recent Strategic Progress Announced completion of merger with Optima Bank & Trust effective April 17th, 2019, with successful systems conversion on July 22nd. Addition of 6 banking office locations in New Hampshire to complement over $1 Billion of Wealth Management assets in this important market. Generated record operating earnings in 2018 Launched new brand identity, bank website and brand awareness campaign Named in the Top 25 Independent Investment Advisors in Massachusetts for second consecutive year (according to Boston Business Journal) Increased resources to support expansion of business development and Innovation Banking initiatives

Merger with Optima Bank & Trust

Overview of Optima Bank & Trust Company

A Leading Commercial Bank in Southeastern New Hampshire

- **Founded in 2008 by local businesspeople and bankers with extensive ties to southeastern New Hampshire**
- **Six branches throughout attractive southeastern New Hampshire**
  - *Rockingham, Strafford, and Hillsborough Counties represent >$20 billion in FDIC deposits*
  - *Diverse economy including manufacturing, higher education, technology, biotech, and healthcare*
  - *Median New Hampshire household income of ~$78k*
- **Headquartered in Portsmouth, New Hampshire, with leading market share**
  - *Portsmouth is the commercial center of affluent Seacoast Region*
  - *50 miles from each of Boston (MA), Portland (ME), and Manchester (NH)*
  - *Median household income of ~$80k*
- **Commercial and Residential lending expertise**
  - *In-market focus with loans originated in southern New Hampshire*
  - *Exceptional asset quality track record*

Financial Highlights [(1)]

Historical Balance Sheet ($mm)	
Total Assets	$534
Total Net Loans	$471
Deposits	$472
Total Equity	$36
Historical Profitability (LTM*)	
Net Income ($mm)	$2.4
ROAA (%)	0.47
Net Interest Margin (%)	2.89
Efficiency Ratio (%)	77.61
Historical Asset Quality	
NPAs/ Assets (%)	0.44
Loss Rate (LTM*) (%)	0.03
Reserves / Gross Loans (%)	0.70

Source: S&P Global Market Intelligence
(1) Regulatory Bank-Level Data as of 03/31/2019
* LTM – Last Twelve Months

CAMBRIDGE BANCORP 11

Strong Financial Performance

Strong Financial Performance Net Income (operating) and Diluted Earnings Per Share (operating) 5-Year Net Income CAGR (through 2018) +11.0% (In Dollars) *Net Income (operating) and Diluted EPS (operating) are adjusted to exclude a tax charge in 2017, merger related, and other non operating expenses in 2018 and 2019. See Appendix on pages 39-42 for GAAP – Non-GAAP reconciliation (In Millions)

Total Deposits & Cost of Total Deposits (In Millions) 5.5-Year CAGR (through 2019) +9.6% Demand 25% of Total Deposits

Total Loans and Assets (In Millions) 5.5-Year Loans CAGR (through 2019) +15.7%

Diversified Loan Portfolio (As of June 30, 2019) 49.0% Commercial 51.0% Consumer

Non-Interest Income – Stable Source of Revenue (In Millions) 31% of Revenue

Net Interest Margin (Fully Taxable Equivalent) *

Strong Asset Quality 11.50 year average net charge-off rate of 0.01% (as of June 30, 2019) 2014 2015 2016 2017 2018 Q2 YTD 2019 Non Performing Loans (NPLs) $1,629 $1,481 $1,676 $1,298 $642 $1,009 NPLs / Total Loans 0.15% 0.12% 0.13% 0.10% 0.04% 0.05% Net (Charge-Offs) Recoveries / Average Loans $11 0 bps ($153) (1 bps) ($62) (0 bps) ($303) (2 bps) ($54) (0 bps) ($172) (1 bps) Allowance / Total Loans 1.32% 1.27% 1.16% 1.13% 1.08% 0.82%

Other Key Performance Measures 2016 2017 2018 Q2 YTD 2019 Return on Average Assets (Operating)* 0.95% 1.00% 1.21% 1.13% Return on Average Tangible Common Equity (Operating)* 12.81% 13.24% 15.49% 14.78% Tangible Book Value Per Share $33.26 $36.14 $40.57 $41.72 Revenue Growth 6% 7% 10% 11% Net Interest Margin, FTE 3.21% 3.25% 3.33% 3.24% Efficiency Ratio (Operating)* 68.93% 67.51% 66.05% 65.77% *Return on Average Assets (Operating) and Return on Average Equity (Operating) are adjusted to exclude a tax charge in 2017 and merger related/other non operating expenses in 2018 and 2019. See Appendix on pages 39-42 for GAAP – Non-GAAP reconciliation

Strong Capital Position (As of June 30, 2019)

Q2 YTD 2019 Performance Highlights YTD Net Income (Operating)* (in thousands) YTD Diluted EPS (Operating)* YTD Return on Average Assets (Operating)* (Annualized) Total Assets (in millions) Wealth Management AUM (in millions) YTD Return on Average Tangible Common Equity (Operating)* (Annualized) *Net Income (Operating), Diluted EPS (Operating), Return on Average Assets (Operating) and Return on Average Equity (Operating) are adjusted for merger related and other non operating expenses in 2018 and 2019. See Appendix on pages 39-42 for GAAP – Non-GAAP reconciliation

Business Line Updates

Wealth Management 2019 Results: New Hampshire AUM approximately $1.1 billion or 36% of total managed assets Strong equity performance versus market benchmarks in 2019. Investments and Growth Opportunities: Increase the AUM in NH as part of the merger with Optima, adding to the suite of products available to existing clients Invest in Business Development Complement current global investment strategy with a more structured and analytical asset allocation process Deepen existing manager selection process Increase the opportunity set for clients by adding access to a broader range of asset classes Improve technology platform

Wealth Management Assets Under Management and Administration 5.5-Year CAGR (through 2019) +7.3% (In Millions)

Wealth Management Revenue 5-Year CAGR (through 2018) +9.1% (In Millions)

Net Client Flows * Two clients make up approximately 93% of the net outflows in 2018 FY 2015 FY 2016 FY 2017 FY 2018 * Q2 YTD Starting AUM $2,290 $2,329 $2,573 $2,971 $2,760 Net Flows 7 194 74 (176) (21) Appreciation & Income Net of Fees 32 50 324 (35) 340 Ending AUM $2,329 $2,573 $2,971 $2,760 $3,079 Custody Assets 120 116 115 117 163 Total WM Assets $2,449 $2,689 $3,086 $2,877 $3,242

Commercial Banking 2019 YTD Results: Organic Commercial Mortgage growth of $33 million or 4.4% Organic Commercial & Industrial loan growth of $10.4 million or 11.1% Organic core commercial deposits growth of $79 million or 10.6% Core Business Deposits represent $941m or 45.6% of total core deposits Commercial Loan asset quality remains pristine Non-Performing Commercial Loans to Commercial Loans at 0.04% Investments & Growth Opportunities: Further investment in Innovation Banking in 2019 Cambridge and Greater Boston are one of the most innovative and entrepreneurial ecosystems in the world Expand business development team

Personal Banking 2019 YTD Results: Organic core deposit growth of $59 million or 3.5% Organic Adjustable Rate Mortgages growth of $12 million or 2.6% Organic total residential loans growth of $20M, an increase of 3.3% Investments & Growth Opportunities: With the completion of the merger, additional base of clients to deepen banking relationships

Stock Performance & Dividend

Focus on Shareholder Value Stock Price Performance Source:  S&P Global Market Intelligence © 2019

Dividends Paid Per Share 20 years of increased dividends (1999 – 2018)

Cambridge Trust – Investment Metrics Private Banking Business Model Diverse revenue stream (Non-interest income, 31% of Revenue) Proven wealth management competency Attractive Geographic Market Boston-Cambridge-Quincy, MA-NH unemployment rate of 2.8%** Diverse innovative economy Affluent Markets Solid financial performance Top quartile return on average equity as compared to peer* Record operating earnings in 2018 Core Deposit funded Demand deposits represent 25% of total deposits Sound risk manager with excellent asset quality track record * As compared to the most recent BHCPR Report for Peer 3 ($1B - $3B) (data as of March 2019) ** Bureau of Labor Statistics May 2019 (Preliminary)

Appendix: Local Market Potential and Interest Rate Risk

Appendix - Compelling Local Markets 1 Source: SNL Financial 2019 median HH Income 2 Based on Nielsen P$YCLE Segmentation as of August 2018   Median HH Income 1 CTC Households in Top 10 Affluent Segments 2 CTC Locations in Middlesex County:     Cambridge $97,929 53.60% Belmont $128,763 58.30% Concord $160,312 81.90% Lexington $171,974 79.20% Weston $212,544 86.60% Middlesex County is the most attractive county in Massachusetts. Cambridge Trust Company ranks #12 in deposit market share within the County as of June 30, 2018. Overall, the median household income for all of Middlesex County is 26% higher than that of Massachusetts. New Hampshire ranks 7th in the U.S. in millionaires per capita and 8th in household income (~$78k)   Median HH Income 1 United States $63,174 Massachusetts $82,084 New Hampshire $77,568 Rockingham County, NH $91,891 Middlesex County $103,121

Appendix - Local Market Potential Innovation Economy Venture Capital (VC) funding Massachusetts’ average share of annual U.S. VC investment from 2007 to 2017 was 9.2%, ranging from around 8% to 11% annually. The Commonwealth’s VC investment was at 9.4% of the U.S. total in 2017 1 Healthcare and Internet were by far the largest target industries for VC funding in Massachusetts in 2017, representing 53.7% and 21.0% respectively, of total VC funding for the state 1 Funding to New England-based VC-backed companies hit $11B in 2018, as deals increased to 536 transactions 2 2018 was the biggest year of investments for New England since 2000 New England based companies raised $2.7B in Q1 ‘19, an 8% jump compared to Q4 ’18 3 Funding in FY 2017 was $2.12 billion in Cambridge, $1.49 billion in Boston, and $894.1 million in the 128 Belt 4 1 The ANNUAL INDEX of the MASSACHUSETTS INNOVATION ECONOMY - 2018 EDITION 2 PwC / CB Insights MoneyTree Report, Q4 2018 3 PwC / CB Insights MoneyTree Report, Q2 2019 4 Cushman & Wakefield 2018 BIOWATCH REPORT

Interest Rate Risk Profile Net Interest Income (NII) Sensitivity (As of June 30, 2019)

Appendix: GAAP to Non-GAAP Reconciliations

Appendix – FY GAAP to Non-GAAP Reconciliations

GAAP to Non-GAAP Reconciliation (Dollars in thousands, except per share data)

*Statement on Non-GAAP Measures: The Company believes the presentation of the following non-GAAP financial measures provides useful supplemental information that is essential to an investor's proper understanding of the results of operations and financial condition of the Company. Management uses non-GAAP financial measures in its analysis of the Company's performance. These non-GAAP measures should not be viewed as substitutes for the financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Please see the following tables for a reconciliation of such non-GAAP financial measures to the most directly comparable GAAP measure.

Merger Cost and Tax Reform Impact on Net Income

	For the Full Year Period ending on December 31st			
	2017		2018	
	(Dollars in thousands except per share data)			
Operating Diluted EPS	**2017**		**2018**	
Net Income (a GAAP Measure)	$	14,816	$	23,881
Add: Merger Costs (Pretax)		-		201
Add: (Gain)/ loss on disposition of investment securities		3		(2)
Tax effect of Merger Expenses and Gain (loss) on disposition of investment securities[1]		(1)		(56)
Add: Impact of the tax cuts and jobs act of 2017[2]		3,869		-
Operating Net Income (a non-GAAP Measure)	$	18,687	$	24,024
Less: Dividends and Undistributed Earnings Allocated to Participating Securities (GAAP)	$	157	$	239
Operating Income Applicable to Common Shareholders (a non-GAAP measure)	$	18,530	$	23,785
Weighted average diluted shares		4,065,754		4,098,633
Operating Diluted earnings per share (a non-GAAP measure)	$	4.56	$	5.80
Operating Efficiency Ratio	**2017**		**2018**	
Net Interest and Dividend Income	$	57,604	$	63,588
Noninterest Income		30,224		32,989
Less: Gain/ (loss) on disposition of investment securities		3		(2)
Operating Revenue (a non-GAAP measure)	$	87,825		96,579
Noninterest Expense		59,292		63,987
Less: Merger Expenses		-		201
Operating Expense (a non-GAAP measure)	$	59,292	$	63,786
Operating Efficiency Ratio (a non-GAAP measure)		67.51%		66.05%

CAMBRIDGE BANCORP 39

Appendix – FY GAAP to Non-GAAP Reconciliations Operating Return on Average Tangible Common Equity20172018Operating Net income (a non-GAAP measure) $18,687 $24,024 Average Shareholders' equity (GAAP) 141,488 155,546 Less: Average Goodwill and merger related intangibles (GAAP) 412 412 Tangible Common Equity (a non-GAAP measure) $141,076 $155,134 Operating Return on Tangible Common Equity (a non-GAAP measure)13.25%15.49%Return on Average Assets (Operating)20172018Net income (Operating) (a non-GAAP measure) $18,687 $24,024 Average assets (GAAP) 1,875,136 1,980,580 Return on avg. assets (Operating) (a non-GAAP measure)1.00%1.21%Tangible Common Equity20172018Shareholders' equity (GAAP) $147,957 $167,026 Less: Goodwill and acquisition related intangibles (GAAP) 412 412 Tangible Common Equity (a non-GAAP measure) $147,545 $166,614 Total assets (GAAP) 1,949,934 2,101,384 Less: Goodwill and acquisition related intangibles (GAAP) 412 412 Tangible assets (a non-GAAP measure) $1,949,522 $2,100,972 Tangible Common Equity Ratio (a non-GAAP measure)7.57%7.93%Tangible Book Value Per Share20172018Tangible Common Equity (a non-GAAP measure) $147,545 $166,614 Common shares outstanding 4,082,188 4,107,051 Tangible Book Value Per Share (a non-GAAP measure) $36.14 $40.57 (1) The net tax benefit associated with noncore items is determined by assessing whether each noncore item is included or excluded from net taxable income and applying the Company's combined marginal tax rate to only those items included in net taxable income. (2) Income tax adjustment related to the re-measurement of net deferred tax assets due to the Tax Cuts and Jobs Act.

Appendix – YTD GAAP to Non-GAAP Reconciliations

GAAP to Non-GAAP Reconciliation (Dollars in thousands, except per share data)

*Statement on Non-GAAP Measures: The Company believes the presentation of the following non-GAAP financial measures provides useful supplemental information that is essential to an investor's proper understanding of the results of operations and financial condition of the Company. Management uses non-GAAP financial measures in its analysis of the Company's performance. These non-GAAP measures should not be viewed as substitutes for the financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Please see the following tables for a reconciliation of such non-GAAP financial measures to the most directly comparable GAAP measure.

	Merger Cost and Tax Reform Impact on Net Income			
	For the Period ending on June 30th			
	YTD 2018		YTD 2019	
	(Dollars in thousands except per share data)			
Operating Diluted EPS		YTD 2018		YTD 2019
Net Income (a GAAP Measure)	$	11,916	$	10,470
Add: Merger Costs (Pretax)		-		3,541
Add: (Gain)/ loss on disposition of investment securities		(2)		81
Tax effect of Merger Expenses and Gain (loss) on disposition of investment securities[1]		1		(805)
Operating Net Income (a non-GAAP Measure)	$	11,915	$	13,287
Less: Dividends and Undistributed Earnings Allocated to Participating Securities (GAAP)	$	(122)	$	(94)
Operating Income Applicable to Common Shareholders (a non-GAAP measure)	$	11,793	$	13,193
Weighted average diluted shares		4,087,790		4,412,239
Operating Diluted earnings per share (a non-GAAP measure)	$	2.88	$	2.99
Operating Efficiency Ratio		YTD 2018		YTD 2019
Net Interest and Dividend Income	$	31,007	$	36,037
Noninterest Income		16,022		16,102
Less: Gain/ (loss) on disposition of investment securities		2		(81)
Operating Revenue (a non-GAAP measure)	$	47,027		52,220
Noninterest Expense		31,266		37,886
Less: Merger Expenses		-		3,541
Operating Expense (a non-GAAP measure)	$	31,266	$	34,345
Operating Efficiency Ratio (a non-GAAP measure)		66.49%		65.77%

CAMBRIDGE BANCORP

41

Appendix – YTD GAAP to Non-GAAP Reconciliations Operating Return on Average Tangible Common EquityYTD 2018YTD 2019Operating Net income (a non-GAAP measure) $11,915 $13,287 Average Shareholders' equity (GAAP) 150,682 195,644 Less: Average Goodwill and merger related intangibles (GAAP) 412 14,343 Tangible Common Equity (a non-GAAP measure) $150,270 $181,301 Operating Return on Tangible Common Equity (a non-GAAP measure)15.99%14.78%Return on Average Assets (Operating)YTD 2018YTD 2019Net income (Operating) (a non-GAAP measure) $11,915 $13,287 Average assets (GAAP) 1,953,000 2,375,081 Return on avg. assets (Operating) (a non-GAAP measure)1.23%1.13%Tangible Common EquityYTD 2018YTD 2019Shareholders' equity (GAAP) $155,692 $237,094 Less: Goodwill and acquisition related intangibles (GAAP) 412 34,725 Tangible Common Equity (a non-GAAP measure) $155,280 $202,369 Total assets (GAAP) 1,971,214 2,741,308 Less: Goodwill and acquisition related intangibles (GAAP) 412 34,725 Tangible assets (a non-GAAP measure) $1,970,802 $2,706,583 Tangible Common Equity Ratio (a non-GAAP measure)7.88%7.48%Tangible Book Value Per ShareYTD 2018YTD 2019Tangible Common Equity (a non-GAAP measure) $155,280 $202,369 Common shares outstanding 4,104,317 4,850,230 Tangible Book Value Per Share (a non-GAAP measure) $37.83 $41.72 (1) The net tax benefit associated with noncore items is determined by assessing whether each noncore item is included or excluded from net taxable income and applying the Company's combined marginal tax rate to only those items included in net taxable income.

Appendix – Organic Growth Table Organic Loan and Deposit Growth (dollars in thousands)December 2018 vs June 2019June 30, March 31, December 31, Balance Organic Organic2019 2019 2018 Acquired Growth/(Loss) $ Growth/(Loss) %LoansResidential mortgage $ 938,560 $ 613,254 $ 604,331 $ 314,552 $ 19,677 3.3%Commercial mortgage 905,441 749,835 757,957 114,338 33,146 4.4%Home equity 85,814 68,849 69,336 15,452 1,026 1.5%Commercial & Industrial 134,307 90,172 93,712 30,215 10,380 11.1%Consumer 32,428 33,044 34,436 849 (2,857) -8.3%Total loans $ 2,096,550 $ 1,555,154 $ 1,559,772 $ 475,406 $ 61,372 3.9%DepositsDemand $ 587,030 $ 490,649 $ 494,492 $ 58,722 $ 33,816 6.8%Interest bearing checking 422,426 385,605 431,702 49,454 (58,730) -13.6%Money market 200,935 146,925 135,585 68,183 (2,833) -2.1%Savings 853,356 709,940 628,212 138,285 86,859 13.8%Core deposits 2,063,747 1,733,119 1,689,991 314,644 59,112 3.5%Certificates of deposit 265,918 169,264 121,419 162,545 (18,046) -14.9%Total deposits $ 2,329,665 $ 1,902,383 $ 1,811,410 $ 477,189 $ 41,066 2.3%

Cambridge Bancorp Parent of Cambridge Trust Company Denis K. Sheahan Chairman and Chief Executive Officer 617-441-1533 Michael F. Carotenuto Senior Vice President and Chief Financial Officer 617-520-5520 Mark D. Thompson President 617-441-1505